Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statement File No. 33-04384.


                                              /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
   March 30, 1998